EXHIBIT 10.1
                                                                    ------------




                        HOTEL LEASE TERMINATION AGREEMENT



                                  BY AND AMONG



       HERSHA HOSPITALITY TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST;



     HERSHA HOSPITALITY LIMITED PARTNERSHIP, A VIRGINIA LIMITED PARTNERSHIP;



           44 NEW ENGLAND MANAGEMENT COMPANY, A VIRGINIA CORPORATION;



    HERSHA HOSPITALITY MANAGEMENT, L.P., A PENNSYLVANIA LIMITED PARTNERSHIP;



           THE LIMITED PARTNERS OF HERSHA HOSPITALITY MANAGEMENT, L.P.
                        LISTED ON THE ATTACHED EXHIBIT A;
                                               ---------



                                       AND



                       THE ORIGINAL SELLING PARTIES LISTED
                           ON THE ATTACHED EXHIBIT B.
                                           ---------



                            DATED AS OF APRIL 1, 2004

                        HOTEL LEASE TERMINATION AGREEMENT

     THIS HOTEL LEASE TERMINATION AGREEMENT (the "Agreement") is made as of the 1st day of April, 2004 by and among Hersha Hospitality Trust, a Maryland real estate investment trust ("HHT"); Hersha Hospitality Limited Partnership, a Virginia limited partnership ("HHLP"); 44 New England Management Company, a Virginia corporation ("44NEMC"); Hersha Hospitality Management, L.P., a Pennsylvania limited partnership ("HHMLP"); the limited partners of HHMLP listed on Exhibit A, attached hereto (the "Limited Partners of HHMLP") and the original
   ---------
selling  parties  listed on Exhibit B, attached hereto (the "Original Sellers").
                            ---------


                                   WITNESSETH

     WHEREAS,  HHLP  is the operating limited partnership subsidiary of HHT; and

     WHEREAS,  44NEMC  is  the  taxable  REIT  subsidiary  of  HHLP;  and

     WHEREAS, HHLP owns, through seven wholly-owned subsidiary partnerships (the "HHLP-Subs"), the hotel properties listed on Exhibit B, attached hereto
                                                   ----------
(individually,  a  "Property"  and,  collectively,  the  "Properties");  and

     WHEREAS, HHLP initially purchased the Properties pursuant to certain purchase agreements listed on Exhibit C, attached hereto, (the "Purchase
                                  ----------
Agreements") between HHLP and the Original Sellers where such Purchase Agreements provide for the purchase and certain purchase price adjustments of each Hotel; and

     WHEREAS, HHLP, the HHLP-Subs and HHMLP have entered into certain lease agreements listed on Exhibit D, attached hereto, (individually, a "Lease" and,
                       ---------
collectively, the "Leases") pursuant to which HHMLP currently leases each Property, respectively, from HHLP; and

     WHEREAS, having determined that it is in the best interest of the parties hereto and subject to the terms and conditions set forth in this Agreement, (i) HHLP, the HHLP-Subs and HHMLP desire to terminate the Leases, (ii) HHLP and 44NEMC desire to enter into lease agreements for each of the Properties pursuant to which 44NEMC shall lease the Properties from HHLP; (iii) 44NEMC and HHMLP desire to enter into management agreements for each of the Properties pursuant to which HHMLP will manage the Properties; (iv) the Limited Partners of HHMLP desire to fund the partners' deficit and (v) the Original Sellers, HHLP, the HHLP-Subs and HHMLP desire to waive all purchase price adjustments in the Purchase Agreements and any and all amendments or extensions of the purchase price adjustments in any other agreement related to the Properties, each in consideration of the acts and obligations of the other parties hereto pursuant to the terms hereof.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Termination of Leases.  Subject to the terms and conditions set forth
       ---------------------
herein, HHLP, the HHLP-Subs and HHMLP hereby agree that the Leases shall terminate as of 12:01 a.m. on the date first set forth above (the "Termination Date"). The termination of the Leases as provided in this Agreement shall be with the same force and effect as if the Termination Date was the date set forth in each Lease for the expiration of the term thereof, and from and after the Termination Date neither HHLP, the HHLP-Subs nor HHMLP shall have any further rights, duties, liabilities or obligations pursuant to the Leases except (a) the obligation of HHMLP to pay to HHLP and the HHLP-Subs all moneys with respect to the Properties accrued and unpaid through the Termination Date, and (b) any rights, obligations and liabilities pursuant to the indemnification provisions of the Leases which arise or accrue before the Termination Date.

2.     Satisfaction of Outstanding Lease Obligations.  As of and through the
       ---------------------------------------------
Termination Date, HHMLP shall have satisfied all of its obligations, duties and responsibilities pursuant to the terms and provisions of the Leases,


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
including but not limited to payment to HHLP and the HHLP-Subs of all moneys, accrued and unpaid through the Termination Date.

3.     Transfer of Contracts, License and Permits.  To the extent necessary or
       ------------------------------------------
as requested by HHLP, HHMLP shall use its good faith commercially reasonable efforts to assign and transfer any third party contracts, agreements, licenses or permits related to the Properties to HHLP or HHLP's assignee.

4.     Surrender of Premises.  HHMLP hereby agrees to surrender the Properties,
       ---------------------
and all alterations, additions and improvements therein, to HHLP and the HHLP-Subs on the Termination Date in as good condition as they were in at the commencement of the term of the Leases, ordinary wear and tear excepted, and, at the request of HHLP, to remove all personal property and furniture of HHMLP's located therein. At the request of HHLP, HHMLP shall deliver all keys to the Properties to the HHLP on or before the Termination Date.

5.     Releases.  HHMLP hereby remises, releases and quitclaims unto HHLP and
       --------
the HHLP-Subs all right, title and interest of HHMLP in and to the Properties effective as of the Termination Date. Except as indicated in Section 1 herein, HHLP, the HHLP-Subs and HHMLP hereby waive, release and discharge the other from each and every past, current and future obligation, covenant, agreement, stipulation, payment and other liability under the Leases or in any manner connected therewith effective as of the Termination Date.

6.     Lease Agreements. Immediately following the execution of this Agreement,
       ----------------
HHLP shall take such actions as are necessary for the HHLP-Subs and 44NEMC to enter into a lease agreements, substantially in the form attached hereto as Exhibit E and effective as of the date hereof, for each of the Properties.
---------

7.     Management Agreements.  Immediately following the execution of this
       ---------------------
Agreement, 44NEMC and HHMLP shall enter into a hotel management agreement, substantially in the form attached hereto as Exhibit F and effective as of the
                                             ---------
date hereof, for each of the Properties.

8.     Funding of Partners' Deficit.  In order to provide a more financially
       ----------------------------
stable entity on which HHLP may rely upon to manage its current and future properties, HHMLP and the Limited Partners of HHMLP agree to restore any and all partners' deficit as of March 31, 2004 and reflected in the unaudited consolidated balance sheets of HHT and subsidiaries as of such date.

9.     Waiver of Purchase Price Adjustments.  The Original Sellers, HHLP, the
       ------------------------------------
HHLP-Subs and HHMLP waive any and all purchase price adjustments in the Purchase Agreements and any and all amendments or extensions of the purchase price adjustments in any other agreement related to the Properties.

10.     Representations and Warranties.  As an inducement to the parties to
        ------------------------------
enter into this Agreement and to consummate the transactions contemplated herein; the parties represent and warrant the following:

     (a) Each of HHT, HHLP, 44NEMC, HHMLP, the Limited Partners of HHMLP and the Original Sellers hereby represents and warrants for themselves alone that
     (i) it is duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation, formation or organization, respectively; (ii) it has full corporate, partnership or limited liability company power and authority, as the case may be, to conduct all the activities necessary to consummate the transactions contemplated hereby;
     (iii) it has full corporate, partnership or limited liability company power, as the case may be, to enter into this Agreement; and (iv) it has duly and validly authorized, executed and delivered this Agreement, which shall constitute a valid and binding agreement of each such entity enforceable against it in accordance with the terms hereof.

     (b) HHLP and HHMLP hereby represent and warrant that immediately prior to the effectiveness of this Agreement, the Leases were binding obligations of HHLP and HHMLP, enforceable against both HHLP and HHMLP in accordance with the terms thereof.


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
     (c) 44NEMC hereby represents and warrants that it satisfies the requirements of being a "taxable REIT subsidiary" as defined in the REIT regulations of the Internal Revenue Code of 1982, as amended (the "Code").

     (d) HHMLP and the Limited Partners of HHMLP represent and warrant that HHMLP satisfies the requirements of an "eligible independent contractor" as defined in the REIT regulations of the Code and is actively engaged in the trade or business of operating hotels for persons who are not a related to HHT or 44NEMC, HHT's taxable REIT subsidiary, and HHMLP will derive at least 10% of both its revenue and profit from operating hotels for persons other than HHT or 44NEMC.

11.     Miscellaneous.
        -------------

     (a)     Amendment.  Subject to applicable law, this Agreement may be
             ---------
amended, modified, or supplemented only by a written agreement signed by the parties hereto.

     (b)     Assignment.  No party shall have the right to assign this
             ----------
Agreement, without the prior written consent of the other parties. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, and no other party will be conferred any rights by virtue of this Agreement or be entitled to enforce any of the provisions hereof.

     (c)     No Joint Venture.  Nothing set forth in this Agreement shall be
             ----------------
construed to create a joint venture between any of the parties hereto.

     (d)     Governing Law.  This Agreement shall be governed by, and construed
             -------------
in accordance with, the laws of the Commonwealth of Virginia, without regard to any otherwise applicable principles of conflicts of laws.

     (e)     Waiver.  No waiver of any of the provisions of this Agreement shall
             ------
be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

     (f)     Entire Agreement.  This Agreement and any other document to be
             ----------------
furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings among the parties with respect to the subject matter hereof.

     (g)     Severability.  Any term or provision of this Agreement that is
             ------------
invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement.

     (h)     Fees and Expenses.  Each party to this Agreement will be
             -----------------
responsible for, and will pay, all of its own fees and expenses, including those of its counsel and accountants, incurred in the negotiation, preparation, and consummation of this Agreement and the transaction contemplated hereunder.

     (i)     Counterparts.  This Agreement may be executed in two or more fully
             ------------
or partially executed counterparts, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.



                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.


HERSHA HOSPITALITY TRUST,
a Maryland real estate investment trust

By:     ___________________________________
Name:   ___________________________________
Its:    ___________________________________


HERSHA HOSPITALITY LIMITED PARTNERSHIP,
a Virginia limited partnership

By:     Hersha Hospitality Trust, General Partner

By:     ___________________________________
Name:   ___________________________________
Its:    ___________________________________


44 NEW ENGLAND MANAGEMENT COMPANY,
a Virginia corporation

By:     ___________________________________
Name:   ___________________________________
Its:    ___________________________________


HERSHA HOSPITALITY MANAGEMENT, L.P.,
a Pennsylvania limited partnership

By:     Hersha Hospitality Management Co., General Partner

By:     ___________________________________
Name:   ___________________________________
Its:    ___________________________________


              Signature Page 1 of Hotel Lease Termination Agreement

THE LIMITED PARTNERS OF
HERSHA HOSPITALITY MANAGEMENT, L.P.

Shree Associates
                                         Shreeji Associates
By:   ________________________________   By:   ________________________________
Name: ________________________________   Name: ________________________________
Its:  ________________________________   Its:  ________________________________

Kunj Associates                          JSK II Associates

By:   ________________________________   By:   ________________________________
Name: ________________________________   Name: ________________________________
Its:  ________________________________   Its:  ________________________________

Devi Associates                          Neil H. Shah

By:   ________________________________   By:   ________________________________
Name: ________________________________   Name: ________________________________
Its:  ________________________________   Its:  ________________________________

Shanti Associates                        David L. Desfor

By:   ________________________________   By:   ________________________________
Name: ________________________________   Name: ________________________________
Its:  ________________________________   Its:  ________________________________


              Signature Page 2 of Hotel Lease Termination Agreement

ORIGINAL SELLERS

5244 ASSOCIATES,                                    2844 ASSOCIATES,
a Pennsylvania limited partnership                  a Pennsylvania limited partnership

By: Shreenathji Enterprises, Ltd., General Partner  By: Shreenathji Enterprises, Ltd., General Partner

By:   ________________________________              By:   ________________________________
Name: ________________________________              Name: ________________________________
Its:  ________________________________              Its:  ________________________________

3044 ASSOCIATES,                                    3144 ASSOCIATES,
a Pennsylvania limited partnership                  a Pennsylvania limited partnership

By: Shreenathji Enterprises, Ltd., General Partner  By: Shreenathji Enterprises, Ltd., General Partner

By:   ________________________________              By:   ________________________________
Name: ________________________________              Name: ________________________________
Its:  ________________________________              Its:  ________________________________

3244 ASSOCIATES,                                    5544 ASSOCIATES,
a Pennsylvania limited partnership                  a Pennsylvania limited partnership

By: Shreenathji Enterprises, Ltd., General Partner  By: Shreenathji Enterprises, Ltd., General Partner

By:   ________________________________              By:   ________________________________
Name: ________________________________              Name: ________________________________
Its:  ________________________________              Its:  ________________________________

3544 ASSOCIATES,
a Pennsylvania limited partnership

By: Shreenathji Enterprises, Ltd., General Partner

By:   ________________________________
Name: ________________________________
Its:  ________________________________




              Signature Page 3 of Hotel Lease Termination Agreement


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